Exhibit 10.1

[EXECUTION VERSION]

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “First Amendment”) is made and entered into as of June 26, 2015, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Company”), its Subsidiaries listed on Schedule 1 to the Loan and Security Agreement, dated as of February 27, 2015 (as the same may be amended and in effect from time to time, the “Loan and Security Agreement”) (together with the Company, collectively, the “Borrowers”), the Lenders from time to time party thereto, and BANK OF AMERICA, N.A., as Agent.

WHEREAS, the Borrowers have requested that each of the Lenders agree, and Lenders constituting “Required Lenders” under the terms of the Loan and Security Agreement are willing to agree, on the terms and subject to the conditions set forth herein, to amend the definition of Change of Control contained in Section 1.1 of the Loan and Security Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan and Security Agreement. This First Amendment shall constitute a Loan Document for all purposes of the Loan and Security Agreement and the other Loan Documents.

2. Amendment to Section 1.1 (Defined Terms) of the Loan and Security Agreement. The definition of Change of Control set forth in Section 1.1 of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“Change of Control: an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of securities representing the Applicable Control Percentage or more of the voting power of the equity securities of the Company entitled to vote (without regard to the occurrence of any contingency with respect to such vote or voting power) for members of the board of directors or equivalent governing body of the Company; or

(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose

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election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c) any Person or two or more Persons acting in concert shall have entered into a contract or agreement with the Company (or Affiliate of the Company) that, upon consummation thereof, will result in its or their acquisition of 49% or more of the voting power of the equity securities of the Company entitled to vote (without regard to the occurrence of any contingency with respect to such vote or voting power) for members of the board of directors or equivalent governing body of the Company (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) if such contract or agreement does not provide for Full Payment of the Obligations simultaneously with the consummation of the transactions contemplated by such contract or agreement; or

(d) (i) a “change of control” or any comparable term under, and as defined in, any Subordinated Debt or the Senior Subordinated Debt Documents (or any replacements or refinancings of any thereof) shall have occurred or (ii) a Deemed Liquidation Event under the terms of any Preferred Stock of the Company shall have occurred.”

3. No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly set forth herein, to otherwise modify any provision of the Loan and Security Agreement or any other Loan Document, or (ii) give rise to any defenses or counterclaims to the Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Loan and Security Agreement and the other Loan Documents.

4. Conditions to Effectiveness. This First Amendment shall become effective as of the date when each of the following conditions is satisfied:

(a) The Agent’s receipt of the following, each of which shall be originals, electronic pdfs or faxes unless otherwise specified, each dated as of the date hereof and each in form and substance satisfactory to the Agent unless otherwise specified (it being agreed by the parties hereto that any electronic pdf or faxed copies will be followed promptly by originals):

(i) counterparts of this First Amendment, duly and properly authorized, executed and delivered by a Senior Officer of each of the Borrowers, and by the Required Lenders;

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(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Senior Officers of each Borrower as the Agent may reasonably require evidencing the identity, authority and capacity of each Senior Officer thereof authorized to act as a Senior Officer in connection with this First Amendment; and

(iii) such other assurances, certificates, documents, consents or opinions as the Agent reasonably may require.

(b) The Borrowers shall have paid all fees, charges and disbursements of counsel (including any local counsel) to the Agent (directly to such counsel if requested by the Agent) to the extent invoiced prior to or on the date hereof.

5. Representations and Warranties. The Borrowers jointly and severally represent and warrant to the Agent and the Lenders that, on and as of the date of this First Amendment:

(a) The execution, delivery and performance of this First Amendment and the transactions contemplated hereby (i) are within the corporate (or the equivalent company or partnership) authority of each of the Borrowers, (ii) have been duly authorized by all necessary corporate (or other) proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of any Applicable Law to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers so as to materially adversely affect the assets, business or any activity of the Borrowers, and (iv) do not conflict with any provision of the corporate charter, articles or bylaws (or equivalent other entity or partnership documents) of the Borrowers or any material agreement or other material instrument binding upon the Borrowers, including, without limitation, any Senior Subordinated Notes Document.

(b) The execution, delivery and performance of this First Amendment will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other Applicable Laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) The execution, delivery and performance by the Borrowers of this First Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing with, any Governmental Authority other than those already obtained in writing (copies of which have been delivered to the Agent), if any.

(d) The representations and warranties contained in Section 9 of the Loan and Security Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent of changes resulting from transactions contemplated or permitted by

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the Loan and Security Agreement as amended by the First Amendment and changes occurring in the ordinary course of business which do not have a Material Adverse Effect. For purposes of this Paragraph 5(d), the representations and warranties contained in Section 9.5.1 of the Loan and Security Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 10.1.2(a) of the Loan and Security Agreement.

(e) Both before and after giving effect to this First Amendment and the transactions contemplated hereby, no Default or Event of Default under the Loan and Security Agreement has occurred and is continuing.

6. Ratification, etc. Except as expressly amended hereby, the Loan and Security Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Loan and Security Agreement shall hereafter be read and construed together as a single document, and all references in the Loan and Security Agreement, any other Loan Document or any agreement or instrument related to the Loan and Security Agreement shall hereafter refer to the Loan and Security Agreement as amended by this First Amendment.

7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic transmission shall be as effective as delivery of an original executed counterpart of this First Amendment.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Loan and Security Agreement as a sealed instrument as of the date first set forth above.

BORROWERS:

CASELLA WASTE SYSTEMS, INC.

By:	/s/ Edmond R. Coletta
Name:	Edmond R. Coletta
Title:	Senior Vice President and Chief Financial Officer

ALL CYCLE WASTE, INC.
ATLANTIC COAST FIBERS, INC.
BLOW BROS.
BRISTOL WASTE MANAGEMENT, INC.
C.V. LANDFILL, INC.
CASELLA MAJOR ACCOUNT SERVICES, LLC
CASELLA RECYCLING, LLC
CASELLA RENEWABLE SYSTEMS, LLC
CASELLA TRANSPORTATION, INC.
CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
CASELLA WASTE MANAGEMENT OF N.Y., INC.
CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
CASELLA WASTE MANAGEMENT, INC.
CASELLA WASTE SERVICES OF ONTARIO LLC
CHEMUNG LANDFILL LLC
COLEBROOK LANDFILL LLC
FOREST ACQUISITIONS, INC.
GRASSLANDS INC.
GROUNDCO LLC
HAKES C&D DISPOSAL, INC.
HARDWICK LANDFILL, INC.
HIRAM HOLLOW REGENERATION CORP.
KTI BIO FUELS, INC.
KTI ENVIRONMENTAL GROUP, INC.
KTI NEW JERSEY FIBERS, INC.
KTI OPERATIONS, INC.
KTI SPECIALTY WASTE SERVICES, INC.
KTI, INC.

By:	/s/ Edmond R. Coletta
Name:	Edmond R. Coletta
Title:	Vice President and Treasurer

Signature Page to First Amendment

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP
NEW ENGLAND WASTE SERVICES OF ME, INC.
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
NEW ENGLAND WASTE SERVICES, INC.
NEWBURY WASTE MANAGEMENT, INC.
NEWS OF WORCESTER LLC
NEWSME LANDFILL OPERATIONS LLC
NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
OXFORD TRANSFER STATION, LLC
PINE TREE WASTE, INC.
SCHULTZ LANDFILL, INC.
SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.
SUNDERLAND WASTE MANAGEMENT, INC.
THE HYLAND FACILITY ASSOCIATES
TOMPKINS COUNTY RECYCLING LLC
WASTE-STREAM INC.

By:	/s/ Edmond R. Coletta
Name:	Edmond R. Coletta
Title:	Vice President and Treasurer

Signature Page to First Amendment

BANK OF AMERICA, N.A.,
as Agent and a Lender

By:	/s/ Christopher M. O’Halloran
Name:	Christopher M. O’Halloran
Title:	Senior Vice President

Signature Page to First Amendment

COMERICA BANK,
as a Lender

By:	/s/ Tony G. Rice
Name:	Tony G. Rice
Title:	Vice President

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Thomas G. Williams
Name:	Thomas G. Williams
Title:	Authorized Officer

Signature Page to First Amendment

TD BANK, N.A.,
as a Lender

By:	/s/ Christopher J. Hackett
Name:	Christopher J. Hackett
Title:	Vice President

Signature Page to First Amendment

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Todd Nakamoto
Name:	Todd Nakamoto
Title:	Duly Authorized Signer

Signature Page to First Amendment